UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2019

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

5600 Clearfork Main Street, Suite 400

Fort Worth, Texas 76109

(Address of principal executive office) (Zip Code)

(817) 618-4020
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2019, Emerge Energy Services, LP (the “Partnership”) received an expected notice from the New York Stock Exchange (the “NYSE”) indicating that the Partnership is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listing Company Manuel due to the delay in filing the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”).

As previously disclosed, the Partnership reported in a Form 12b-25 filed with the Securities and Exchange Commission (“SEC”) on March 19, 2019 that it was unable to file its 2018 Form 10-K within the prescribed time period without unreasonable effort or expense.

In accordance with NYSE rules, the Partnership has contacted the NYSE to discuss the status of the 2018 Form 10-K and issued a press release on April 9, 2019 pertaining to the late filing, which has been included as Exhibit 99.1 to this Form 8-K. The Partnership intends to file its 2018 Form 10-K as promptly as possible after its independent registered public accounting firm has completed its review and signoff.

The NYSE informed the Partnership that, under NYSE rules, the Partnership will have six months from the Form 10-K due date of March 18, 2019 to file the 2018 Form 10-K with the SEC. The Partnership can regain compliance with the NYSE listing standards at any time prior to that date by filing its 2018 Form 10-K. If the Partnership fails to file the 2018 Form 10-K before the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Partnership to regain compliance, depending on the specific circumstances. The NYSE notice also reserves the right to commence delisting proceedings at any time if circumstances warrant.

Item 8.01 Other Events.

On April 9, 2019, the Partnership announced that the filing of its 2018 Form 10-K did not occur by the extended April 2, 2019 deadline. The Partnership continues to work diligently to complete the preparation of its consolidated financial statements in order to be in a position to file its 2018 Form 10-K with the SEC as promptly as possible after its independent registered public accounting firm completes its review.

This Form 8-K contains certain statements that are “forward-looking statements.” These statements can be identified by the use of forward-looking terminology including “may,” “believe,” “will,” “expect,” “anticipate,” or “estimate.” These forward-looking statements involve risks and uncertainties, and there can be no assurance that actual results will not differ materially from those expected by management of the Partnership.  When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC. The risk factors and other factors noted in the Annual Report could cause actual results to differ materially from those contained in any forward-looking statement.  Except as required by law, the Partnership does not undertake any obligation to update or revise such forward-looking statements to reflect events or circumstances that occur after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated April 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: April 9, 2019	By:	/s/ Deborah Deibert
		Name:	Deborah Deibert
		Title:	Chief Financial Officer